Stockholders’ equity	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Stockholders’ equity	Stockholders’ equity
Common stock
Holders of common stock are entitled to one vote for each share held. Common stock is entitled to receive dividends when, and if, declared by the board of directors.
On July 29, 2021, the Company’s common stock and Public Warrants began trading on the New York Stock Exchange under the ticker symbols “DOMA” and “DOMA.WS,” respectively. Pursuant to the Company’s certificate of incorporation, the Company is authorized to issue 2,000,000,000 shares of common stock with a par value of $0.0001 per share.
Prior to the Business Combination, Old Doma had outstanding shares of Series A, Series A-1, Series A-2, Series B, and Series C convertible preferred stock (collectively, “ Old Doma Preferred Stock”). Immediately prior to the Business Combination, all shares of outstanding Old Doma Preferred Stock converted into a total of 212.0 million shares of our common stock with the application of the Exchange Ratio as discussed in Note 3.
Preferred stock
Pursuant to the Company’s certificate of incorporation, the Company is authorized to issue 100,000,000 shares of preferred stock having a par value of $0.0001 per share (the “preferred stock”). The Company’s board of directors has the authority to issue preferred stock and to determine the rights, preferences, privileges and restrictions, including voting rights, of those shares. As of December 31, 2021, there were no shares of preferred stock issued and outstanding.